Registration Nos. 333-63155
                                                                      811-08995
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No. 2                                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
  Amendment No. 2                                                         [X]

                        (Check appropriate box or boxes.)

                          THE NAVELLIER MILLENNIUM FUNDS
                         ---------------------------------
               (Exact name of registrant as specified in charter)

          One East Liberty, Third Floor
          Reno, Nevada                                              89501
          ---------------------------------------               -------------
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                          The Navellier Millennium Funds
                          One East Liberty, Third Floor
                               Reno, Nevada 89501

                     (Name and Address of Agent For Service)

                                    Copy to:

                           Samuel Kornhauser, Esq.
                       Law Offices of Samuel Kornhauser
                        155 Jackson Street, Suite 1807
                           San Francisco, CA 94111
                                (415) 981-6281

It is proposed that this filing will become effective:

     ___  immediately upon filing pursuant to paragraph (b)
     ___  on (date) pursuant to paragraph (b)
     _X_ 60 days after filing pursuant to paragraph (a)(1) ___ on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:
     Investment Company Shares


                              CROSS REFERENCE SHEET
                             (required by Rule 495)

Item No.                                            Location
--------                                            ----------------------------
                                     PART A

Item 1.   Front and Back Cover Pages.............  Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,
          Risks and Performance..................  The Principal Risks; How the Portfolio
                                                   Has Performed

Item 3.   Risk/Return Summary: Fee Table.........  Fees and Expenses of the Portfolio

Item 4.   Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..................................  Our Principal Strategy


Item 5.   Management's Discussion of Fund
          Performance............................  Not Applicable

Item 6.   Management, Organization, and
          Capital Structure......................  Who is Responsible for the Portfolios

Item 7.   Shareholder Information................  Account Policies; How to Buy, Sell and
                                                   Exchange Shares; Understanding Taxes;
                                                   Understanding Earnings

Item 8.   Distribution Arrangements..............  How to Buy, Sell and Exchange Shares

Item 9.   Financial Highlights Information........  Financial Highlights

                                     PART B

Item 10.  Cover Page and Table of Contents.......  Cover Page and Table of Contents

Item 11.  Fund History...........................  General Information and History
Item 12.  Description of the Fund and Its
          Investments and Risks..................  Investment Objectives and Policies

Item 13.  Management of the Fund.................  Trustees and Officers of the Fund

Item 14.  Control Persons and Principal
          Holders of Securities..................  Control Persons and Principal Holders
                                                   of Securities

Item 15.  Investment Advisory and Other
          Services...............................  The Investment Advisor, Distributor,
                                                   Custodian and Transfer Agent

Item 16.  Brokerage Allocations and Other
          Practices..............................  Brokerage Allocation and Other Practices

Item 17.  Capital Stock and Other
          Securities.............................  Capital Stock and Other Securities

Item 18.  Purchase, Redemption and
          Pricing of Shares......................  Purchase, Redemption, and Pricing of
                                                   Shares

Item 19.  Taxation of the Fund...................   Taxes



Item 20.  Underwriters...........................   Underwriters


Item 21.  Calculation of Performance Data........   Calculation of Performance Data

Item 22.  Financial Statements...................   Financial Statements

                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.




                                     PART A


                                     [LOGO]

                                  THE NAVELLIER
                                 MILLENNIUM FUNDS

                           NAVELLIER TOP 20 PORTFOLIO

                                  INVESTING FOR
                            LONG-TERM CAPITAL GROWTH

                       Prospectus dated January __, 2000


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY OTHER MUTUAL FUND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

TABLE OF CONTENTS
- -----------------------------------------------------------------


INTRODUCING OUR PORTFOLIO...................................

NAVELLIER TOP 20 PORTFOLIO..................................

FINANCIAL HIGHLIGHTS........................................

WHO IS RESPONSIBLE FOR THE PORTFOLIO........................
    Investment advisor......................................
    Distributor.............................................

ACCOUNT POLICIES............................................

UNDERSTANDING EARNINGS......................................

UNDERSTANDING TAXES.........................................

HOW TO BUY, SELL, AND EXCHANGE SHARES.......................
    Buying shares...........................................
    Selling or exchanging shares............................
    Buying or selling through selected broker-dealers.......

NEED TO KNOW MORE? (BACK COVER).............................


     More detailed information on subjects covered in this prospectus are contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Navellier Top 20 Portfolio should request the SAI to review it before purchasing shares of the Portfolio.

INTRODUCING OUR PORTFOLIO
------------------------------------------------------------------
WHO SHOULD INVEST IN OUR PORTFOLIO?

The Navellier Top 20 Portfolio, (formerly, the American Tiger Top 20 Portfolio) of The Navellier Millennium Funds (formerly, The American Tiger Funds) uses an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. This Portfolio is for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Top 20 Portfolio is not suitable for investors seeking current income.

INVESTMENT GOAL FOR NAVELLIER TOP 20 PORTFOLIO

     The investment goal of the Navellier Top 20 Portfolio is to achieve long-term capital growth -- in other words, to increase the value of your investment over time.

KEY DEFINITIONS

    "We", "Us", "Our" and "Fund" -- means The Navellier Millennium Funds.
    "You" and "Your" -- mean the prospective investor.
    "Portfolio" -- refers to the Navellier Top 20 Portfolio.
    "Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

--------------------------------------------------------------------------------
YEAR 2000 COMPLIANCE.

MOST COMPUTER  SYSTEMS TODAY  RECOGNIZE ONLY TWO DIGIT DATES (E.G. 99 INSTEAD OF
1999). THESE SAME SYSTEMS WITHOUT THE PROPER CHANGES WILL RECOGNIZE 00 AS THE YEAR 1900. WE HAVE A DETAILED PLAN TO CORRECT POTENTIAL PROBLEMS ASSOCIATED WITH THIS SITUATION. WE ALSO HAVE A CONTINGENCY PLAN. THE OBJECTIVE OF THE CONTINGENCY PLAN IS TO PROVIDE UNINTERRUPTED BUSINESS SERVICES FOR NAVELLIER'S ADVISORY CLIENTS, INCLUDING THE FUND, DURING PERIODS WHERE THE POTENTIAL FOR UNPREDICTABLE BUSINESS INTERRUPTIONS IS HIGH. ALTHOUGH WE CANNOT GUARANTEE THAT WE WILL SUCCESSFULLY COMPLETE OUR PLANS, WE ARE CONFIDENT THAT OUR SYSTEMS WILL BE ADAPTED IN TIME FOR THE YEAR 2000. ALTHOUGH WE HAVE ASSURANCES FROM OUR VENDORS THAT THEY WILL ALSO ADAPT THEIR SYSTEMS IN TIME, WE CAN PROVIDE NO GUARANTEES. WE ALSO HAVE NO CONTROL OVER THE SYSTEMS OF THE COMPANIES IN WHICH WE INVEST, PARTICULARLY FOREIGN COMPANIES AND FOREIGN MARKETS WHICH MAY NOT BE AS PREPARED AS U.S. COMPANIES AND MARKETS. YEAR 2000 PROBLEMS AT ANY COMPANY OR MARKET IN WHICH WE INVEST MAY HAVE AN ADVERSE IMPACT ON THE VALUE OF THE PORTFOLIO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIMITED FEDERAL GUARANTEES.

THE PORTFOLIO WILL NORMALLY HOLD LESS THAN 35% OF ITS TOTAL ASSETS IN CASH OR CASH EQUIVALENTS (SUCH AS MONEY MARKET SECURITIES). THE ASSETS WILL MOST LIKELY BE DEPOSITED IN INTEREST BEARING ACCOUNTS, MONEY MARKET ACCOUNTS, OR MONEY MARKET MUTUAL FUNDS WITH RUSHMORE TRUST & SAVINGS, FSB. AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT. PLEASE BE AWARE THAT MONEY MARKET INVESTMENTS HAVE NO FDIC PROTECTION AND THE RUSHMORE INTEREST BEARING ACCOUNT IS PROTECTED ONLY UP TO $100,000.

--------------------------------------------------------------------------------

                  CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-___-____

                 SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-___-____


NAVELLIER TOP 20 PORTFOLIO
--------------------------------------------------------------------------------

     THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

     The Portfolio will invest in equity securities of companies selected for their growth or value potential. At times, the Portfolio may invest up to 100% of its total assets in such securities. The Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization. The Portfolio may invest in, among other things:

     - common stock
     - preferred stock
     - convertible preferred stock
     - convertible debt

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

     Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include:

     - earnings growth
     - expanding profit margins
     - market dominance and/or factors that create potential for market dominance
     - sales growth
     - other factors that indicate a company's potential for growth or increased value

We select from the twenty stocks which have the highest ranking based on our analysis, although we will not necessarily limit our investments to only those stocks. We are not limited as to the type, operating history, or dividend paying record of companies or industries in which the Portfolio may invest. The main criteria for investment is that the securities provide opportunities for capital growth and that they rank in our top 20 highest rated investment opportunities when we make our analysis. Our analysis is made at least once a month. Currently the Portfolio invests primarily in what we believe are undervalued common stocks with long-term appreciation potential.

Typically, we purchase common stocks of issuers which have records of profitability and strong earnings momentum. These issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. However, we may also purchase common stocks of well known, highly researched large companies if we believe such common stocks offer opportunity for long-term capital appreciation.

-------------------------------------------------------------------------------

EVERY QUARTER, WE EVALUATE OUR TESTS AND RE-WEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.

--------------------------------------------------------------------------------

WHAT WE INVEST IN

     Under normal conditions, the Portfolio invests at least 65% of its total assets in companies without regard to market capitalization. The remaining 35% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

     - up to 25% of its total assets in foreign securities traded on the United States market.

THE PRINCIPAL RISKS

     As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

     NON-DIVERSIFIED STATUS RISK. The Portfolio is non-diversified. This means that the Portfolio may invest up to 10% of its assets in securities of a single issuer and up to 25% of its assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

     FOREIGN SECURITIES RISKS

     Political Risk: the risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

     Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

     Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

     Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

     Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

     Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER.


THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.

--------------------------------------------------------------------------------


HOW THE PORTFOLIO HAS PERFORMED

     The chart below gives some indication of the risks of investing in the Navellier Top 20 Portfolio. Of course, past performance is not necessarily an indication of future performance.

     The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce return.

                            NAVELLIER TOP 20 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999          _____%


     HIGHEST AND LOWEST QUARTERLY RETURNS. This chart shows the range of returns experienced by the Portfolio for 1999, its first full calendar year.

     ___ quarter 1999 - up _____%              ___ quarter 1999 - up  ____%

     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future. The sale of Class B shares and Class C shares will begin as of the date of this Prospectus. There is, therefore, no performance history for the Class B shares or the Class C shares. The average annual return information shown below is for the initial class of shares of the Portfolio (Class A shares).

                                          ONE YEAR    SINCE INCEPTION (1)
- ---------------------------------------------------------------------------
Navellier Top 20 Portfolio..............    _____%            _____%
Russell 2000 Index (2)..................    _____%            _____%

(1) The effective date of the Navellier Top 20 Portfolio was September 30, 1998. Performance was measured against the Russell 2000 Index as of ___________, 1998.

(2) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

FEES AND EXPENSES OF THE PORTFOLIO

     This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.


                                                Class A         Class B         Class C
                                                -------         -------         -------
Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                               4.95%           None            None

Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)          None            5.00%           1.00%

Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                       None            None            None

Redemption Fee (as % of amount
   redeemed, if applicable)                      None            None            None

Exchange Fee (1)                                 0-$5            0-$5            0-$5

(1) Shares of each Portfolio of the Fund may be exchanged for shares of each other Portfolio at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

                    (as a % of average daily net assets)

                                                Class A         Class B        Class C
                                                -------         -------        -------
Management Fee                                   1.00%           1.00%          1.00%
Distribution (12b-1) Fees                        0.25%           1.00%          1.00%
Other Expenses (1)                               0.25%           0.25%          0.25%
                                                 -----           -----          -----
Total Annual Fund Operating Expenses             1.50%           2.25%          2.25%

(1)  Reflects  Navellier's  contractual   reimbursement  of  a  portion  of  the
     Portfolio's expenses.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

Fees and expenses if you sold shares after:

                                                Class A         Class B       Class C
                                                -------         -------       -------
1 Year                                          $_____          $_____        $_____
3 Years                                         $_____          $_____        $_____
5 Years                                         $_____          $_____        $_____
10 Years                                        $_____          $_____        $_____

Fees and expenses if you did not sell your shares:

                                                Class A         Class B       Class C
                                                -------         -------       -------
1 Year                                          $_____          $_____        $_____
3 Years                                         $_____          $_____        $_____
5 Years                                         $_____          $_____        $_____
10 Years                                        $_____          $_____        $_____

EXPENSES PAID TO THE DISTRIBUTOR.

THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, AND DISTRIBUTING ITS SHARES. THESE ARE COMMONLY CALLED "12B-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% OF THE PORTFOLIO'S AVERAGE
DAILY NET ASSETS FOR CLASS A SHARES AND UP TO 1.00% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS B AND CLASS C SHARES.

 WHO IS RESPONSIBLE FOR THE PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ADVISOR

     Navellier Management, Inc. is the Investment Advisor to the Navellier Top 20 Portfolio. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

     LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolio.

DISTRIBUTOR

     Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
---------------------------------------------------------------------------

     Here are some important details to know before investing in the Portfolio:

     HOW WE PRICE SHARES.

     Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

     WHEN SHARES ARE PRICED.

     NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

     IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES.

     Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

     NOTIFICATION OF CHANGES.

     You will be notified of any significant changes to the Portfolio in writing at least 90 days before the changes take effect.

     WHEN STATEMENTS ARE SENT.

     We will send you an account statement at least quarterly.

UNDERSTANDING EARNINGS
------------------------------------------------------------------
   The Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

     THREE KINDS OF DIVIDENDS.

     Dividends paid to you could be:

    - a return of capital (a repayment of the money you invested);

    - dividends or interest earned by shares of the stocks in the Portfolio;

    - capital gains earned by selling shares of stocks at a profit.

     WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID.

     The Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

     YOUR CHOICE: SHARES OR CASH.

     You may choose to receive dividends or distributions in one of two ways:

     - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     - To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.

     WHO RECEIVES A DIVIDEND.

     You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). The Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------

     Distributions received in cash or additional shares of the Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Top 20 Portfolio. Be sure to consult your tax advisor about the specific tax implications of your investments.

     TAX CONSEQUENCES OF DIVIDENDS.

     Your dividends are taxable in the following ways:

     - A return of capital is not taxable to you.

     - Dividends and interest earned by the Portfolio are taxable to you as ordinary income.

     - Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

     WHEN DIVIDENDS ARE TAXABLE.

     Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

     TAX EXCEPTIONS.

     Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.

     GAINS AND LOSSES.

     If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

     REPORTING.

     You must report all dividends and redemptions. You may be subject to a 31% backup withholding, as required by law. (See the bottom of the back side of our application.) This amount will be credited against your federal income tax liabilities.

     STATE AND LOCAL TAXES.

     Dividends may be subject to state and local taxes.

- ------------------------------------------------------------------------------
BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

CAPITAL GAINS AND DIVIDENDS REDUCE THE NET ASSET VALUE (NAV) OF EACH PORTFOLIO SHARE. BEFORE BUYING SHARES, BE AWARE WHEN DIVIDENDS, INCLUDING CAPITAL GAINS DISTRIBUTIONS, ARE EXPECTED TO BE PAID. IF THEY ARE PAID SHORTLY AFTER YOU PURCHASE SHARES, THE VALUE OF YOUR SHARES WILL BE REDUCED AND THE DIVIDEND OR DISTRIBUTION WILL BE TAXABLE TO YOU, EVEN THOUGH THE ACCOUNT WILL HAVE THE SAME VALUE BEFORE AND AFTER THE DISTRIBUTION. -
------------------------------------------------------------------------------

HOW TO BUY, SELL, AND EXCHANGE SHARES
- ----------------------------------------------------------------------------
   Here are some general rules to consider:

     THREE WAYS TO PLACE ORDERS.

     You may place an order with:

    - the Distributor, Navellier Securities Corp.;

    - the Transfer Agent, Rushmore Trust & Savings, FSB; or

    - one of our selected broker-dealers.

CHOOSING A SHARE CLASS

     Each Portfolio provides investors with the option of purchasing shares in the following ways:

------------------------------------------------------------------------------
CLASS A SHARES      Offered at net asset value plus a maximum sales charge of
                    4.95% of the offering price and subject to a 0.25% Rule
                    12b-1 distribution fee. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value are subject to a contingent deferred sales charge where the purchase is for $1 million or more and the shares are sold within 18 months of when you bought them.

Class A Shares

Public Offering Price.  Including Sales Charge

                                           Front-End          Amount Retained by
                                           Sales Charge       Dealers As a %
                                            As a % of         of Offering
Amount of Purchase                        Offering Price        Price
------------------                        --------------        ---------
Less than $50,000                            4.95%                4.50%
$50,000 or more but less than $100,000       4.50%                4.10%
$100,000 or more but less than $250,000      3.50%                3.15%
$250,000 or more but less than $500,000      3.00%                2.70%
$500,000 or more but less than $1 million    2.00%                1.80%
$1 million and over                           0%

WAYS TO REDUCE OR ELIMINATE SALES CHARGES

There are three ways you can reduce your front-end sales charges.

1.  Take advantage of purchases you've already made

     Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2.  Take advantage of purchases you intend to make

     By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

3.  Buy as part of a group of investors

     You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Navellier recognizes for this benefit:

     *    you, your spouse and your children under the age of 21

     * a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)

     * any other organized group that has been in existence for at least six months, and wasn't formed solely for the purpose of investing at a discount.

You may not have to pay front-end sales charges or a contingent deferred sales charge (CDSC) if you are:

     * an active or retired trustee, director, officer, partner or employee (including immediate family) of

    --Navellier or Rushmore or of any of its affiliated companies

    --any Navellier or Rushmore affiliated investment company

    --a dealer that has a sales agreement with the distributor

     * a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above

     * a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the funds in particular investment products such as "wrap account" or other similar managed accounts for the benefit of your clients.


CLASS B SHARES      Offered at net asset value without an initial sales charge, but subject to a 1.00% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 5% to zero on certain redemptions made within seven years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) eight years after purchase.

Class B Shares

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Class C Shares      Offered at net asset value without an initial sales charge, but subject to a 1.00% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE - ALL CLASSES

We deduct a CDSC from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

Class A Shares

There is generally no CDSC on Class A shares, except for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

Your investment                     CDSC on Shares Being Sold
----------------                    --------------------------

First $1,000,000 to $2,499,999              1.00%

$2,500,000 to $4,999,999                    0.50%

$5,000,000 and over                         0.25%




Class B and Class C Shares

Years After You Bought the Shares          Class B Charge        Class C Charge
----------------------------------         ---------------       --------------

1st year                                      5.0%                   1.0%
2nd year                                      4.0%                    --
3rd year                                      4.0%                    --
4th year                                      3.0%                    --
5th year                                      2.0%                    --
6th year                                      1.0%                    --
7th year                                      0.0%                    --

When the CDSC Might Be Waived

We may waive the CDSC for Class B and Class C shares if:

*    the shareholder dies or becomes disabled

*    you're selling your shares through our systematic withdrawal program

* you're selling shares of a retirement plan and you are over 70 1/2 years old

* you're exchanging Class B or Class C shares for the same class of shares of another Navellier fund

* you fall into any of the waiver categories listed under "Ways to Reduce or Eliminate Sales Charges" above.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in January, 2000 will be eligible for the second year's charge if redeemed on or after January 1, 2001. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. The Distributor receives any contingent deferred sales charge directly.

When placing orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of the Fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about the three sales arrangements, consult your financial representative. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Conversion Feature - Class B Shares

Class B shares of the Portfolio will automatically convert to Class A shares of the same Portfolio eight years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro-rata basis.

RULE 12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of each of the Class A, Class B and Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

     PURCHASE MINIMUMS

     You may buy the Navellier Millennium Funds for:

     - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

     - additional investments of at least $100 per Portfolio.

     MINIMUM ACCOUNT BALANCES

     Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

     PRICING.

     You receive the next NAV calculated after your properly completed order is received.

     DIVIDENDS.

     You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

     WHEN YOU RECEIVE YOUR MONEY.

     You may instruct us to deposit the proceeds of a sale into your Rushmore money market account, or to mail the proceeds. Normally, we will mail your check within seven days of the redemption. If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.

     RESTRICTIONS ON PHONE ORDERS.

     You may only sell by phone if you have requested telephone redemption privileges on your original application. Shares held in an IRA may not be redeemed by phone. Furthermore, you must wait to sell shares by phone for at least 30 days after notifying Rushmore Trust & Savings of a change of address.

     CHANGING THE TERMS.

     We can change any of the methods of buying or selling after giving you 30 days' written notice.

     EXCHANGING SHARES

     You may instruct us to exchange shares in one Portfolio for shares in another Portfolio (unless your state doesn't allow exchanges). We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

     - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     - You may make only one exchange within any 30-day period.

     - You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.

 BUYING SHARES

     BY MAIL

     FILL OUT AN APPLICATION. Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

     WRITE A CHECK. Make the check payable to "The Navellier Millennium Funds."

     SEND THE CHECK AND APPLICATION. Mail the check and application to:

       The Navellier Millennium Funds
       c/o Rushmore Trust & Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

     Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4 p.m. Eastern time, the purchase will be made based on the shares' NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

    PLEASE NOTE: No foreign checks are accepted.

    BY WIRE

    CALL YOUR BANK. Tell your bank to send wiring instructions including:

    - the Portfolio or Portfolios in which you are investing, and how much is to be invested in each;

    - your Navellier account number;

    - the order number (if available);

    - your name.

    GIVE THE BANK WIRING INSTRUCTIONS. Send the wire transfer to:

       Rushmore Federal Savings Bank
       Bethesda, MD
       Routing number 0550 71084
       For account of The Navellier Millennium Funds
       Account number ___________________

     FOLLOW UP WITH A PHONE CALL. You must follow up the wire with a phone call to us at 1-800-___-____ or 1-___-___-____ and tell us the amount you wired and the bank sending the wire.

     PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

    BY AUTOMATIC PLAN

     MAKE MONTHLY PURCHASES. You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic monthly withdrawal application authorizing your bank to transfer money from your checking account to Rushmore Savings & Trust. This is a free service, and you may discontinue it at any time.

SELLING OR EXCHANGING SHARES

    BY MAIL

    SEND THE FOLLOWING INFORMATION. Send a written request including the:

    - name of the Portfolio;

    - account name and number;

    - exact names of each registered account owner;

    - number or dollar amount of shares to be sold (or that all shares are to be sold).

    The mailing address is:

       The Navellier Millennium Funds
       c/o Rushmore Trust & Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

    BY PHONE

     MAKE A PHONE CALL. Call Rushmore Trust & Savings at 1-800-622-1386 by 4 p.m. Eastern Time to have your shares sold that day.

     HAVE YOUR INFORMATION READY. Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

    BY AUTOMATIC PLAN

     MAKE REGULAR WITHDRAWALS. If you have a total of $______ or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $_____ to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined NAV after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.

HOW DEALERS ARE COMPENSATED

Dealers are paid in two ways for selling shares of Navellier funds:

They Receive a Commission When You Buy Shares

The amount of commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

* Class A investments
 (% of offering price)

                                     Commission                Amount
                               Received by Dealers Out          Paid by the
                                of Sales Charges You Pay         Distributor
                                  ------------------------    ------------
Less than $50,000                           4.50%
$50,000 or more but less than $100,000      4.10%
$100,000 or more but less than $250,000     3.15%
$250,000 or more but less than $500,000     2.70%
$500,000 or more but less than $1 million   1.80%
$1,000,000 to $2,499,999                     ---                 1.00%
$2,500,000 to $4,999,999                     ---                 0.50%
$5,000,000 and over                          ---                 0.25%

* Class B investments

Receive 4% of the sale price from the Distributor and receive an annual trail commission of 0.25% commencing on the first day of the 13th month following the sale.

* Class C investments

Receive 1% of the sale price from the Distributor.

They Are Paid a Fee by the Distributor for Servicing Your Account

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12b-1 fees listed elsewhere in this prospectus.

FINANCIAL HIGHLIGHTS

[TO BE FILED BY AMENDMENT]

NEED TO KNOW MORE?
------------------------------------------------------------------
THE NAVELLIER MILLENNIUM FUNDS

     Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information
     (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.

    The Navellier Millennium Funds
    c/o Navellier Securities Corp.
    One East Liberty, Third Floor
    Reno, Nevada 89501
    1-800-887-8671
    Internet address: http://www.navellier.com

     Copies can also be viewed at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330), or on the Commission's Internet site (http://www.sec.gov), or by written request (including duplicating fee) to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

    SEC File Number - 811-9142


                                     PART B

                         THE NAVELLIER MILLENNIUM FUNDS

                           NAVELLIER TOP 20 PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY ___, 2000

     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of the Navellier Top 20 Portfolio of The Navellier Millennium Funds (the "Fund"), dated January __, 2000, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671.


                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . ..

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . ..

TRUSTEES AND OFFICERS OF THE FUND. . . . . . . . . . . . . . . . . . ..

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . ..

THE INVESTMENT ADVISOR, DISTRIBUTOR,
  CUSTODIAN AND TRANSFER AGENT . . . . . . . . . . . . . . . . . . . . .

BROKERAGE ALLOCATION AND OTHER PRACTICES . . . . . . . . . . . . . . . .

CAPITAL STOCK AND OTHER SECURITIES . . . . . . . . . . . . . . . . . . .

PURCHASE, REDEMPTION, AND PRICING OF SHARES. . . . . . . . . . . . . . .

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                           GENERAL INFORMATION AND HISTORY

     The Fund is a business trust company organized under the laws of the State of Delaware on September 4, 1998.


                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER TOP 20 PORTFOLIO

The investment objectives and policies of the Portfolio are described in the Prospectus. The following general policies supplement the information contained in the Prospectus.

OTHER INVESTMENTS

     While under normal circumstances the Portfolio will invest at least 65% of its total assets in equity securities, the Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Advisor, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Advisor feels that market or other conditions warrant it, for temporary defensive purposes, the Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, the Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If the Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or Rushmore's money market mutual funds. Rushmore Trust & Savings, FSB is also the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments issued by Rushmore Trust & Savings ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in Rushmore Trust & Savings accounts have only $100,000 protection.

     It is anticipated that all of the Portfolio's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase,  a rating  within the four  highest  grades as  determined  by Moody's
Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

     In determining the types of companies which will be suitable for investment by the Navellier Top 20 Portfolio, the Investment Advisor will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts to select from the twenty stocks which have the highest ranking based on the Investment Advisor's analysis. The current Portfolio invests primarily in what the Investment Advisor believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Navellier Top 20 Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth and that they rank in the Investment Advisor's Top 20 highest rated investment opportunities at the time the Investment Advisor makes its analysis, which analysis shall be made at least monthly. The Portfolio will invest up to 100% of its capital in equity securities selected for their growth or value potential. The Investment Advisor will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the current Portfolio, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Advisor, when investing for the Navellier Top 20 Portfolio, may also purchase common stocks of well known, highly researched, large companies if the Investment Advisor
believes  such  common   stocks  offer   opportunity   for   long-term   capital
appreciation.

LACK OF OPERATING HISTORY AND EXPERIENCE

     The Navellier Top 20 Portfolio went effective September 30, 1998. The Investment Advisor was organized on May 28, 1993. Although the Investment Advisor sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Advisor still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Advisor also has overall responsibility for the selection of securities for investment for the the Navellier Top 20 Portfolio.

     Louis Navellier, the owner of the Investment Advisor, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $1.5 billion in investor funds. Louis Navellier, the owner of the Investment Advisor, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Advisor intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which the Investment Advisor intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Advisor desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund Portfolios. Since the Investment Advisor will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Advisor will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Advisor on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Advisor generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

     An investment in shares of the Portfolio involves certain speculative considerations. There can be no assurance that the Portfolio's objective will be achieved or that the value of the investment will increase. The Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

     INVESTMENT   POLICIES.   The  following  general  policies  supplement  the
information contained in the Prospectus. Also following are other types of investments in which the Portfolio may invest.

     CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

     UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

     Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

     STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Advisor to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

     Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

     While to some extent the risks to the Portfolio of investing in foreign securities may be limited, since the Portfolio may not invest more than 25% of its net asset value in such securities and the Portfolio may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

     The Investment Advisor will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Prospectus.

     INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     The following investment restrictions are fundamental policies of the Fund with respect to the Navellier Top 20 Portfolio and may not be changed except as described above. The Portfolio may not:

     1. Purchase any securities or other property on margin; PROVIDED, HOWEVER, that the Navellier Top 20 Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     2. Make cash loans, except that the Navellier Top 20 Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

     3. Make securities loans, except that the Navellier Top 20 Portfolio may make loans of the portfolio securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

     4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Navellier Top 20 Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

     5. Invest in oil, gas, or other mineral exploration or development programs, although the Navellier Top 20 Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

     6.  Purchase   securities  of  companies  for  the  purpose  of  exercising management or control.

     7. Participate in a joint or joint and several trading account in securities.

     8. Issue senior securities or borrow money, except that the Navellier Top 20 Portfolio may (i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for the Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

     9. Pledge, mortgage, or hypothecate the assets of the Navellier Top 20 Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

     10. Purchase for the Navellier Top 20 Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will the Navellier Top 20 Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

     11. Invest more than 10% of the Navellier Top 20 Portfolio's assets in the securities of any single company or 25% or more of such Portfolio's total assets in a single industry.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

     PORTFOLIO TURNOVER. The Navellier Top 20 Portfolio has an expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of such Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Because the Navellier Top 20 Portfolio is a new Fund portfolio which has not been in operation for a year, no actual turnover rate can be given at this time. The Fund will attempt to limit the annual portfolio turnover rate of the Navellier Top 20 Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Advisor's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin an annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.

            TRUSTEES AND OFFICERS OF THE FUND


                             POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             REGISTRANT AND ITS AFFILIATES           DURING PAST FIVE YEARS
- ----------------             -----------------------------           ----------------------

Louis Navellier(1)           Trustee and President of The            Mr. Navellier is and has been
One East Liberty             Navellier Performance Funds.            the CEO and President of Navellier
Third Floor                  Mr. Navellier is also the CEO,          & Associates Inc., an investment
Reno, NV 89501               President, Secretary, and Treasurer     management company since 1988;
Age: 41                      of Navellier Management, Inc., a        CEO and President of Navellier
                             Delaware corporation which is the       Management, Inc., an investment
                             Investment Advisor to the Fund.         management company since May 10,
                             Mr. Navellier is also CEO, President,   1993; CEO and President of Navellier
                             Secretary, and Treasurer of Navellier   International Management, Inc.,
                             Securities Corp., the principal         an investment management company,
                             underwriter of the Fund's shares.       since May 10, 1993; CEO and President
                                                                     of Navellier Securities Corp. since
                                                                     May 10, 1993; CEO and President of
                                                                     Navellier Fund Management, Inc., an
                                                                     investment management company, since
                                                                     November 30, 1995; and has been publisher
                                                                     and editor of MPT Review from August 1987
                                                                     to the present and was publisher and editor
                                                                     of the predecessor investment advisory
                                                                     newsletter OTC Insight, which he began in
                                                                     1980 and wrote through July 1987.


Barry Sander                 Trustee                                 Currently retired as of December 1, 1998,
695 Mistletoe Rd., #2                                                formerly he was the President and CEO of Ursa
Ashland, OR 97520                                                    Major Inc., a stencil manufacturing firm
Age: 51                                                              and had been for the past nine years.


Joel Rossman                 Trustee                                 Currently retired as of March 15, 1998.
6 Spanish Bay Court                                                  Formerly he was President and CEO of
Petaluma, CA 94954                                                   Personal Stamp Exchange, Inc., a
Age: 50                                                              manufacturer, designer and
                                                                     distributor of rubber stamp products.
                                                                     He had been President and CEO of
                                                                     Personal Stamp Exchange for the
                                                                     preceding 10 years.


Jacques Delacroix            Trustee                                 Professor of Business Administration,
University of                                                        Leavy School of Business, Santa Clara
Santa Clara                                                          University (1983-present)
Santa Clara, CA
Age: 57


Arjen Kuyper(1)              Treasurer                               Mr. Kuyper is and has been an operations
One East Liberty                                                     manager for Navellier & Associates, Inc.
Third Floor                                                          since 1992 and operations manager
Reno, NV 89501                                                       for Navellier Management, Inc.
Age: 43                                                              and for Navellier Securities Corp.,
                                                                     since 1993.



-------------------------------
(1) This person is an interested person affiliated with the Investment Advisor.


                                    OFFICERS

     The officers of the Fund are affiliated with the Investment Advisor and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $10,000. Each disinterested Trustee also receives $500 per meeting. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed two hundred million dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

     The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Advisor), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

     The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.



- ------------------------------------------------------------------------------
                                  REMUNERATION TABLE
- ------------------------------------------------------------------------------
    Name                        Capacity In Which           Aggregate
                              Remuneration Received        Remuneration
                                                               From
                                                          Registrant and
                                                           Fund Complex
                                                          for the fiscal
                                                            year ended
                                                           December 31,
                                                               1998
- ------------------------------------------------------------------------------
    Louis G. Navellier         Trustee, President,            $  0.00
                           Chief Executive Officer,
                                  and Treasurer
- ------------------------------------------------------------------------------
    Barry Sander                    Trustee               $  7,500.00
- ------------------------------------------------------------------------------
    Joel Rossman                    Trustee               $  7,500.00
- ------------------------------------------------------------------------------
    Jacques Delacroix               Trustee               $  7,500.00
- ------------------------------------------------------------------------------


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On September 3, 1998, in order to fulfill the requirements of Section 14(a)
(1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the only existing Portfolio of the Fund was purchased by Louis Navellier under a subscription agreement dated September 3, 1998. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% for the Navellier Top 20 Portfolio (to purchase 10,000 shares).



                      THE INVESTMENT ADVISOR, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISOR

     Navellier Management, Inc. acts as the Investment Advisor to the Navellier Top 20 Portfolio of the Fund. The Investment Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Advisor is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Advisor provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Advisor may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Advisor also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Advisor will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.


     The Investment Advisor is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the sole shareholder of Navellier & Associates Inc. Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

     For information regarding the Fund's expenses and the fees paid to the Investment Advisor see "Fees and Expenses of the Portfolio" in the Prospectus.


     (a)  THE INVESTMENT ADVISOR

     The offices of the Investment Advisor (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Advisor began operation in May 1993 and advises this Fund and The Navellier Performance Funds.

          (i) The following individuals own the enumerated shares of outstanding stock of the Investment Advisor and, as a result, maintain control over the Investment Advisor:

                        Shares of Outstanding Stock   Percentage of
Name                    of the Investment Advisor     Outstanding Shares
- ----                    -------------------------     ------------------

Louis G. Navellier                1,000                     100%

          (ii) The following individuals are affiliated with the Fund, the Investment Advisor, and the Distributor in the following capacities:



Name                         Position
- ----                         --------

Louis G. Navellier           Trustee and one of the Portfolio Managers
                             of the Fund; Director, CEO, President,
                             Secretary, and Treasurer of Navellier
                             Management, Inc.,; Director, President,
                             CEO, Secretary, and Treasurer of
                             Navellier Securities Corp.; Trustee and
                             one of the Portfolio Managers of The
                             Navellier Performance Funds.

Alan Alpers                  One of the Portfolio Managers of
                             The Navellier Performance Funds.



Arjen Kuyper                Trustee and Treasurer of the Fund; Treasurer
                            of The Navellier Performance Funds; Operations
                            Manager for Navellier Management, Inc.


          (iii)The management fees payable to the Investment Advisor under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Advisor and the Fund are payable monthly and are based upon 1.00% of the average daily net assets of the Navellier Top 20 Portfolio. The Investment Advisor has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.

     Navellier Management, Inc. was paid investment advisory fees for the Navellier Top 20 Portfolio in the following amount for the period ended December 31, 1998:


 Navellier Top 20 Portfolio
 ----------------------------------
 1998                                            $
                                                  ---------


     The investment Adviser has agreed to waive reimbursement of all or a portion of the expenses advanced by it on behalf of the Navellier Top 20 Portfolio for the following years if total operating expenses exceed the following amounts:

Portfolio                          Expense Limit                Year(s)

Navellier Top 20 Portfolio           1.5%                     1998 & 1999


     During the period ended December 31, 1998, the Investment Advisor paid operating expenses of $________ for the Navellier Top 20 Portfolio. The
Navellier Millennium Funds may seek future reimbursement of all unreimbursed past expense incurred on behalf of the Fund. Under the operating expense agreement, the Adviser requested, and the Navellier Top 20 Portfolio reimbursed $______ of such expenses.

     Expenses not expressly assumed by the Investment Advisor under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Advisory Agreement provides that the Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Advisor would not be permitted to be indemnified under the Federal Securities laws.

          (iv) Pursuant to an Administrative Services Agreement, the Investment Advisor receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Advisor to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Advisor remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Advisor has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Advisor out of its fees or assets.

     In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Advisor for certain expenses incurred by the Investment Advisor in connection therewith but does not reimburse Investment Advisor (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Advisor pays to others for administrative services. The agreement also allows Investment Advisor to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

     The Investment Advisory Agreement permits the Investment Advisor to act as investment adviser for any other person, firm, or corporation, and designates the Investment Advisor as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Advisor shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Advisor's option, be withdrawn.

     The Investment Advisor advanced the Fund's organizational expenses which were $_______. The Fund has agreed to reimburse the Investment Advisor for other expenses (but not organizational expenses) it advances, without interest, on a date or dates to be chosen at the sole discretion of Navellier Management, Inc., or the Investment Advisor can elect to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

    (b)  THE DISTRIBUTOR

     The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated ____________, 1999. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost (in excess of the 12b-1 fee) of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLAN


     THE DISTRIBUTION PLAN FOR THE NAVELLIER TOP 20 PORTFOLIO

     The Navellier Top 20 Portfolio has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of such Portfolio for the Class A shares and in the amount of 1.00% per annum of the average daily net assets for the Class B and Class C shares for expenses incurred and services rendered for the promotion and distribution of the shares of such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of such Portfolio's Fund shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, amounts that such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are paid pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or the Portfolio directly. The 12b-1 Plan for such Portfolio also covers payments by the Distributor and Investment Advisor to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by such Portfolio within the context of Rule 12b-1. The payments under such 12b-1 Plan for such Portfolio are included in the maximum operating expenses which may be borne by such Portfolio. Payments under such 12b-1 Plan for such Portfolio may exceed actual expenses incurred by the Distributor, Investment Advisor or others.

     In addition to 12b-1 fees, investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent.


    (c)  THE CUSTODIAN AND TRANSFER AGENT

     Rushmore Trust & Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

     The Fund has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Fund out of its assets.

    (d)  LEGAL COUNSEL

     The Law Offices of Samuel Kornhauser is legal counsel to the Fund, to the Investment Advisor and to the Distributor.


                  BROKERAGE ALLOCATION AND OTHER PRACTICES

     In effecting portfolio transactions for the Fund, the Investment Advisor adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Advisor may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Advisor are considered to be in addition to and not in lieu of services required to be performed by the Investment Advisor under its contract with the Fund and may benefit both the Fund and other clients of the Investment Advisor or customers of or affiliates of the Investment Advisor. Conversely, brokerage and research services provided by brokers to other clients of the Investment Advisor or its affiliates may benefit the Fund.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Advisor in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

     The Board of Trustees of the Fund will periodically review the performance of the Investment Advisor of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.


                          EXPENSES OF THE FUND

GENERAL

     Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Advisor, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Advisor under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Advisor may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISOR

     The Investment Advisor presently receives an annual 1.00% fee for investment management of the Navellier Top 20 Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Advisor also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

BROKERAGE COMMISSIONS

     The Investment Advisor may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Advisor may consider the record of such broker-dealers with respect to the sale of shares of the Fund.


                     CAPITAL STOCK AND OTHER SECURITIES

     The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

     Class A, Class B anc Class C shares are available for purchase. These classes, as described in the Prospectus, vary with respect to the type and amount of sales charges associated with each class.


                           DESCRIPTION OF SHARES

     The Fund is a Delaware business trust organized on September 4, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of one Portfolio, the Navellier Top 20 Portfolio which is described herein.


     The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

     All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the second decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.


                 PURCHASE, REDEMPTION, AND PRICING OF SHARES

     Shares of the Navellier Top 20 Portfolio are sold on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

     Investments in the Portfolio can be made directly to the Distributor or through the transfer agent--Rushmore Trust & Savings, FSB--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Millennium Funds." Mail the check along with the application to:

        The Navellier Millennium Funds
        c/o Rushmore Trust & Savings, FSB
        4922 Fairmont Avenue
        Bethesda, MD 20814

     Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted.

     Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE NAVELLIER TOP 20 PORTFOLIO

     The shares of the Navellier Top 20 Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

     If an order for shares of the Portfolio is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. New York Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.


PURCHASES THROUGH SELECTED DEALERS

     Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. New York Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted by 4:00 p.m. New York Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Portfolio by telephone through a Selected Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

     Certain selected Dealers may effect transactions in shares of the Portfolio through the National Securities Clearing Corporation's Fund/SERV system.

     Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Portfolio, whether purchased through a Selected Dealer or directly through the Transfer Agent.

     Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386.

     REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

     The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.


REDEMPTIONS BY TELEPHONE

     If you have indicated on your Account Application that you wish to establish telephone redemption privileges, you may redeem shares by calling the Transfer Agent at 1-800-622-1386 by 4:00 p.m. New York Time on any day the New York Stock Exchange is open for business.

     If any account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

     Telephone redemption is not available for shares held in IRAs. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

     Additional documentation (i.e., signature guarantee for redemptions in excess of $1,000 or verification identification when redemption is by telephone) regarding a redemption by any means may be required when deemed appropriate by the Fund and / or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

     The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

     Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth herein.

     Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the money market mutual fund--Fund for Government Investors, Inc.--a regulated investment company custodied by Rushmore Trust & Savings, FSB, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.


     DETERMINATION OF NET ASSET VALUE. As described in the Prospectus, the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

     VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.


                                    TAXES

     In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

     Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

     If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.


                        DIVIDENDS AND DISTRIBUTIONS

     All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

     Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

     If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

     The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%)
nondeductible excise tax, although the imposition of such excise tax may possibly occur.

     Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

     In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

     Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

     Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

     Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     The  redemption  of all or  part  of the  shares  of a  series  held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

     If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

     The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

     On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

     Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

     The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

     Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

     The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

     The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S.
corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

                                UNDERWRITERS

     The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a distribution agreement dated _________, 1999.

The Distributor has been selling this Fund's shares since ______________, 1999.

     Prior to that date, shares had been distributed through Chatfield Dean &
Co.

     The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Advisor, Distributor, Custodian and Transfer Agent - Distributor."

     The following table sets forth the remuneration received by the prior distributor for the period ended December 31, 1998.






                             Underwriting
                            Discounts and        Compensation         Brokerage             Other
       Year                  Commissions       on Redemptions        Commissions         Compensation*
       ----                  -----------       --------------        -----------         -------------

        1998                    $___                $___                $___              $_______


                       CALCULATION OF PERFORMANCE DATA

     Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

     The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                                        n
                              P (1 + T)   = ERV

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

     The Navellier Top 20 Portfolio had a total return of ____% for the period ended December 31, 1998.

     Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

     As summarized in the Prospectus, the total return of each Portfolio may be quoted in advertisements and sales literature.





                                 FINANCIAL STATEMENTS

                              [TO BE FILED BY AMENDMENT]


                                        PART C

                                  OTHER INFORMATION

ITEM 23.  EXHIBITS
(a)(1)             Certificate of Trust of Registrant(1)
(a)(2)             Declaration of Trust of Registrant(1)
   (b)             By-Laws of Registrant(1)

   (c)             Not Applicable
   (d)             Investment Management Agreement between Registrant and
                   Navellier Management, Inc., dated September 9, 1998(1)
   (e)(1)          Distribution Agreement dated September 9, 1998(1)
   (e)(2)          Distribution Agreement dated ___________, 1999 (to be
                   filed by amendment)
   (e)(3)          Selected Dealer Agreement (specimen)(1)
   (f)             Not Applicable
   (g)             Agreement for Fund Accounting Services, Transfer Agency Services
                   and Custody Services between Registrant and Rushmore Trust &
                   Savings, FSB(1)
   (h)(1)          Administrative Services Agreement between Registrant and
                   Navellier Management, Inc. dated September 9, 1998(1)
   (h)(2)          Trustee Indemnification Agreements(1)
   (i)             Opinion and Consent of Counsel (to be filed by amendment)
   (j)             Consent of Independent Auditors (to be filed by amendment)
   (k)             Financial  Statements (to be filed by amendment)
   (l)(1)          Subscription Agreement between The American Tiger Funds and
                   Louis Navellier, dated September 3, 1998(1)
   (l)(2)          Investment Advisor Operating Expense Reimbursement Agreement(1)
   (m)             12b-1 Distribution Plan for The Navellier Top 20 Portfolio(1)
   (n)             Financial Data Schedule (Incorporated by reference to the Form
                   N-SAR filing dated February ___, 1999)
   (o)             Rule 18f-3 Plan (to be filed by amendment)

(1) Incorporated by reference to the Registration Statement on Form N-1A, filed by Registrant on September 10, 1998 (Reg. No. 333-63155).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Advisor, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Advisor, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).


     (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Advisor and a Trustee and officer of the Fund.

ITEM 25.  INDEMNIFICATION

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

     Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Advisor provides for indemnification of the parties thereto under certain circumstances.

ITEM 26.  BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISER

     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:


Name and Principal            Positions Held with Registrant                  Principal Occupations During Past
Business Address              and Its Affiliates                              Two Years
- ------------------            ------------------------------                  ---------------------------------

Louis Navellier               Trustee and President of The Navellier           Mr. Navellier is and has been the CEO and President
One East Liberty Third Floor  Millennium Funds; Trustee and President of       of Navellier & Associates Inc., an investment
Reno, NV 89501                The Navellier Performance Funds, one of          management company since 1988; is and has been CEO
                              the Portfolio Managers of the Aggressive         and President of Navellier Management, Inc.; one of
                              Growth Portfolio, the Mid Cap Growth             the Portfolio Managers for the Investment Advisor
                              Portfolio and the Aggressive Micro Cap           to this Fund and was one of Portfolio Managers to
                              Portfolio.  Mr. Navellier is also the CEO,       The Navellier Series Fund; President and CEO of
                              President, Treasurer, and Secretary of           Navellier Securities Corp., the principal
                              Navellier Management, Inc., a Delaware           Underwriter to this Fund and The Navellier Series
                              Corporation which is the Investment Advisor      Fund; CEO and President of Navellier Fund
                              to the Fund.  Mr. Navellier is also CEO,         Management, Inc. and investment advisory company,
                              President, Secretary, and Treasurer of           since November 30, 1995; and has been publisher and
                              Navellier & Associates Inc., Navellier           editor of MPT Review from August 1987 to the
                              Publications, Inc., MPT Review Inc., and         present, and was publisher and editor of the
                              Navellier International Management, Inc.         predecessor investment advisory newsletter OTC
                                                                               Insight, which he began in 1980 and wrote through
                                                                               July 1987.



ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund, The Navellier Series Fund and The Navellier Performance Funds

     (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:

Name and Principal      Position and Offices          Positions and Offices
Business Address        with Underwriter              with Registrant
- ------------------      --------------------          ---------------------

Louis Navellier         CEO, President, Director,     Trustee, President and
One East Liberty,       Treasurer and Secretary       CEO
Third Floor
Reno, NV 89501

     (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts,  records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Millennium Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Custodian and Transfer agent at 4922 Fairmont Avenue, Bethesda, MD 20814.

ITEM 29.  MANAGEMENT SERVICES

     Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

     The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without change.

     The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 1st day of December, 1999.


                             THE NAVELLIER MILLENNIUM FUNDS


                             By:/s/LOUIS G. NAVELLIER
                                ---------------------------
                                Louis G. Navellier
                                President and Trustee



     The Navellier Millennium Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on September 9, 1998, in the capacities and on the date indicated:


/s/LOUIS G. NAVELLIER
----------------------       Trustee and President
Louis G. Navellier(1)        (Principal Executive          December 1, 1999
                             Officer)

/s/JOEL ROSSMAN
________________________     Trustee
Joel Rossman                                               December 1, 1999

/s/BARRY SANDER
________________________     Trustee
Barry Sander                                               December 1, 1999

/s/ARJEN KUYPER
________________________     Trustee and Treasurer
Arjen Kuyper(1)                                            December 1, 1999

/s/JACQUES DELACROIX
________________________     Trustee and Secretary
Jacques Delacroix                                          December 1, 1999


     1 These persons are interested persons affiliated with the Investment Advisor.